Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

(the “Fund”)

Focused Mid-Cap Value Portfolio (the “Portfolio”)

Supplement dated August 26, 2009, to the Fund’s Prospectus

dated February 27, 2009, as supplemented and amended to date

On August 25, 2009, the Board of Directors of the Fund (the “Board”) approved a new subadvisory agreement between SunAmerica Asset Management Corp. (“SunAmerica”) and Tocqueville Asset Management L.P. (“Tocqueville”) with respect to the Portfolio (the “New Subadvisory Agreement”). Tocqueville is a Delaware limited partnership with its principal offices at 40 West 57th Street, 19th Floor, New York, New York 10019. Tocqueville has been in the asset management business since 1990 and, as of June 30, 2009, had approximately $5.8 billion in assets under management. The New Subadvisory Agreement will become effective upon the consummation of a transaction pursuant to which Delafield Asset Management (“Delafield”), currently a division of Reich & Tang Asset Management LLC (“Reich & Tang”), will join Tocqueville (the “Transaction”) and will be known as the Delafield Group of Tocqueville. The current subadvisory agreement between SunAmerica and Reich & Tang with respect to the Portfolio (the “Current Subadvisory Agreement”) will terminate once the New Subadvisory Agreement becomes effective. The Transaction is expected to close on or about September 30, 2009, and is subject to customary closing conditions, including certain regulatory and other approvals.

In connection with the Transaction, it is currently anticipated that certain key personnel of Delafield, including J. Dennis Delafield, Vincent Sellecchia, and Donald Wang, three of the current portfolio managers of the Portfolio, will join the Delafield Group of Tocqueville. If the Transaction does not occur for any reason, the New Subadvisory Agreement will not take effect, and the Board will consider potential alternatives, including having Reich & Tang continue to serve as the subadviser to the Portfolio pursuant to the Current Subadvisory Agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP5_FOCPR_2-09